MFS(R) INTERNATIONAL VALUE FUND

                      Supplement to the Current Prospectus

Effective October 23, 2003, the Portfolio Manager section of the MFS International Value Fund prospectus is hereby restated as follows:

         This fund is managed by Barnaby Wiener, a Senior Vice President of MFS, who has been a portfolio manager of the fund since January 2003 and employed in the investment management area of MFS since 1998.

                The date of this Supplement is November 24, 2003.